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                                                                     EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97544) of Microfield Graphics, Inc. of our report dated January 27, 1997 appearing on page F-1 of this Form 10-KSB.



PRICE WATERHOUSE LLP

Portland, Oregon
March 27, 1997